Exhibit 1.1

PLAINS ALL AMERICAN PIPELINE, L.P.

14,977,890 Common Units Representing Limited Partner Interests

UNDERWRITING AGREEMENT

September 18, 2019

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Oxy Holding Company (Pipeline), Inc., a Delaware corporation (the “Selling Unitholder”), proposes to sell to Barclays Capital Inc. (the “Underwriter”), an aggregate number of common units representing limited partner interests (“Common Units”) in Plains All American Pipeline, L.P., a Delaware limited partnership (the “Partnership”), as set forth on Schedule I hereto (the “Units”), upon the terms and conditions set forth in Section 2 hereof.

Concurrently herewith, the Underwriter, the Selling Unitholder, Plains GP Holdings, L.P., a Delaware limited partnership (“PAGP”) and PAA GP Holdings LLC, a Delaware limited liability company, are entering into an underwriting agreement pursuant to which the Selling Unitholder will sell to the Underwriter Class A shares representing limited partner interests in PAGP.

This is to confirm the agreement among the Selling Unitholder, the Partnership and the Underwriter concerning the sale of the Units by the Selling Unitholder to the Underwriter.

Plains AAP, L.P., a Delaware limited partnership (“Plains AAP”), owns a 100% membership interest in PAA GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”).  Plains All American GP LLC, a Delaware limited liability company (“GP LLC” and, collectively with the General Partner and Plains AAP, the “PAA GP Entities”), is the general partner of Plains AAP. PAGP owns a 100% membership interest in GP LLC. PAA GP Holdings LLC, a Delaware limited liability company and the general partner of PAGP (“PAGP GP”), is the general partner of PAGP.

The subsidiaries of the Partnership listed on Schedule III attached hereto are referred to herein as the “Material Subsidiaries,” and the Material Subsidiaries listed on Schedule IV attached hereto are referred to herein as the “Domestic Subsidiaries.” The Partnership, the PAA GP Entities, and the Material Subsidiaries are collectively called the “Partnership Entities.”

Pursuant to the Operative Documents (as defined below), in connection with and prior to the sale of Units on the Delivery Date, the Selling Unitholder will cause Plains AAP to redeem a number of AAP Class A Units (as defined below), Class B shares representing limited partner interests in PAGP (“Class B Shares”), and units representing a fractional part of the membership interest in PAGP (“General Partner Units”) equal to the number of Units being sold on such Delivery Date in exchange for the issuance to the Selling Unitholder of an equal number of Common Units (such redemption being referred to as the “Selling Unitholder Redemption”).

1.             Representations and Warranties.

(a)           Representations and Warranties of the Partnership.  The Partnership represents and warrants to the Underwriter that:

(i)              Registration.  A registration statement on Form S-3 relating to the Units (File No. 333-214778) (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered by the Partnership to the Underwriter.  As used in this Agreement:

(A)              “Applicable Time” means 9:05 p.m., New York City time, on September 18, 2019, which the Underwriter has informed the Partnership and its counsel is a time prior to the first sale of the Units;

(B)               “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(C)               “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) or “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(D)               “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units;

(E)              “Pricing Disclosure Package” means, as of the Applicable Time, (A) the most recent Preliminary Prospectus together with Issuer Free Writing Prospectus attached as Schedule II hereto and (B) each other Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time identified on Schedule II hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(F)               “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(G)               “Registration Statement” means the registration statement on Form S-3 (File No. 333-214778), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the Effective Date of such Registration Statement or as of the date of such Preliminary Prospectus or Prospectus, as the case may be, or in the case of the Pricing Disclosure Package, as of the Applicable Time.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof).  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.  As used herein, the term “Incorporated Documents” means the documents that at the time are incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or, to the Partnership’s knowledge, threatened by the Commission.  The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.

(ii)            Well-Known Seasoned Issuer and Not an Ineligible Issuer.  The Partnership is a “well-known seasoned issuer” (as defined in Rule 405 of the Rules and Regulations).  For purposes of firm commitment underwritten offerings contemplated under the Registration Statement, at the earliest time after the initial filing of the Registration Statement that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, the Partnership was not an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(iii)            Form of Documents.  The Registration Statement conformed in all material respects on the Effective Date and on the Delivery Date (as defined herein) will conform, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the applicable requirements of the Securities Act and the Rules and Regulations.  The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects, when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.  The Incorporated Documents conformed and will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(iv)            No Material Misstatements or Omissions in Registration Statement.  The Registration Statement did not, as of its most recent Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by the Underwriter specifically for inclusion therein, which information is specified in Section 13.

(v)             No Material Misstatements or Omissions in Prospectus.  The Prospectus will not, as of its date and on the Delivery Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by the Underwriter specifically for inclusion therein, which information is specified in Section 13.

(vi)            No Material Misstatements or Omissions in Documents Incorporated by Reference.  The Incorporated Documents, when filed with the Commission, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vii)           No Material Misstatements or Omissions in Pricing Disclosure Package.  The Pricing Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Underwriter specifically for inclusion therein, which information is specified in Section 13.

(viii)          No Material Misstatements or Omissions in Issuer Free Writing Prospectus and Pricing Disclosure Package.  Each Issuer Free Writing Prospectus (including, without limitation, any road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Underwriter specifically for inclusion therein, which information is specified in Section 13.

(ix)            Issuer Free Writing Prospectus Conform to the Requirements of the Securities Act.  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter.  The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.  The Partnership has taken all actions necessary so that any road show (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Units will not be required to be filed pursuant to the Rules and Regulations.

(x)             Formation and Qualification of Certain Entities.  Each of the Partnership Entities has been duly formed or incorporated and is validly existing in good standing as a limited partnership, limited liability company, corporation or unlimited liability company under the laws of its jurisdiction of formation or incorporation with full corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects.  Each of the Partnership Entities is duly registered or qualified as a foreign corporation, limited partnership, limited liability company or unlimited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction (as set forth on Exhibit A to this Agreement) in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) reasonably be expected to have a material adverse effect upon the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership, the PAA GP Entities, and the Partnership’s direct and indirect majority owned subsidiaries (collectively, the “Partnership Group Entities”), taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(xi)            General Partners.  As disclosed in the Pricing Disclosure Package and the Prospectus, in each case in all material respects, each Partnership Group Entity that serves as a general partner of another Partnership Group Entity has full corporate or limited liability company power and authority, as the case may be, to serve as general partner of such Partnership Group Entity.

(xii)           Ownership of Interests in the Partnership, the General Partner, Plains AAP and GP LLC. The respective general partner interests, limited partner interests or membership interests in the Partnership, the General Partner, Plains AAP and GP LLC owned by the PAA GP Entities, as such interests are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, have been duly authorized and validly issued in accordance with the agreement or certificate of limited partnership, limited liability company agreement, certificate of formation or other similar organizational documents, as applicable (in each case as in effect on the date hereof and as the same may be amended or restated on or prior to the Delivery Date) (any such agreement, document or certificate for an entity, an “Organizational Document”) of the Partnership and the PAA GP Entities, and such membership interests and limited partner interests are fully paid (to the extent required under their applicable Organizational Documents) and nonassessable (except (A) in the case of a limited partnership or Delaware limited liability company, as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) or Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), as applicable, or (B) with respect to the general partner interest of any such entity); and such general partner, limited partner and membership interests held by the PAA GP Entities are owned by the applicable PAA GP Entity free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”), except (i) as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) as contained in the Organizational Documents of the applicable PAA GP Entity or (iii) such as would not reasonably be expected to result in a change of control of the Partnership (in the case of any general partner or membership interests held by the PAA GP Entities) or reasonably be expected to materially adversely affect the ability of the Partnership Group Entities considered as a whole to conduct their businesses as currently conducted and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus to be conducted.

(xiii)          Ownership of the Material Subsidiaries.  All of the outstanding shares of capital stock or other equity interests of each Material Subsidiary (i) have been duly authorized and validly issued (in accordance with the Organizational Documents of such Material Subsidiary), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Material Subsidiary) and nonassessable (except (1) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act or Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable, (2) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable, (3) in the case of an interest in an entity formed under the laws of a foreign jurisdiction, as such nonassessability may be affected by similar provisions of such jurisdiction’s partnership, limited or unlimited liability company statute, if any, as applicable, or (4) with respect to the general partner interest of any Material Subsidiary) and ii) are owned, directly or indirectly, by the Partnership, free and clear of all Liens. The Subsidiaries other than the Material Subsidiaries did not, individually or in the aggregate, account for (1) more than 10% of the total consolidated assets of the Partnership Entities, taken as a whole, as of the most recent fiscal year end or (2) more than 10% of the consolidated net income of the Partnership Entities, taken as a whole, for the most recent fiscal year.

(xiv)          Capitalization of the Partnership.  At the Delivery Date, after giving effect to the sale of the Units by the Selling Unitholder and the Selling Unitholder Redemption, the issued and outstanding limited partner interests of the Partnership consist of 728,028,576 common units representing limited partner interests, 71,090,468 Series A Preferred Units and 800,000 Series B Preferred Units.  All such outstanding common units and preferred units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Seventh Amended and Restated Agreement of Limited Partnership of the Partnership dated as of October 10, 2017 (as amended, the “Partnership Agreement”) and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(xv)           No Preemptive or Other Rights.  Except as described in the Pricing Disclosure Package and the Prospectus or as provided in the Partnership Agreement, the General Partner LLC Agreement and the Plains GP LLC Agreement (together, the “Operative Documents”), there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of either of the Partnership pursuant to any agreement or other instrument to which the Partnership is a party or by which the Partnership may be bound.  Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership, except such rights as have been waived or satisfied.  Except (i) as described in the Pricing Disclosure Package and the Prospectus (ii) for awards issued pursuant to the Partnership’s long-term incentive plan, there are no outstanding options, warrants or other rights to purchase or exchange any securities for any Units or other equity interests in the Partnership.

(xvi)          Duly Authorized and Validly Issued Units. At the Delivery Date, the Units to be sold by the Selling Unitholder and the limited partner interests represented thereby will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(xvii)         Authority.  The Partnership has all requisite limited partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the Selling Unitholder Redemption. At the Delivery Date, all action required to be taken by the Partnership Entities or any of their respective unitholders, shareholders, members or partners for (i) the due and proper authorization, execution and delivery of this Agreement and (ii) the consummation of the transactions contemplated hereby, including the Selling Unitholder Redemption, shall have been duly and validly taken.

(xviii)        Authorization, Execution and Delivery of this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Partnership.

(xix)           Authorization, Execution and Enforceability of the Organizational Documents.  The Organizational Documents of each of the Partnership Group Entities have been duly authorized, executed and delivered by the parties thereto and are valid and legally binding agreements of such parties thereto, enforceable against the parties thereto in accordance with their respective terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

(xx)            No Conflicts or Violations.  None of the (i) offering and sale by the Selling Unitholder of the Units, (ii) execution, delivery and performance of this Agreement by the Partnership, or (iii) consummation of the Selling Unitholder Redemption: (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Entities to consummate the transactions contemplated by this Agreement, including the Selling Unitholder Redemption.

(xxi)           No Consents.  No consent, approval, authorization, filing with or order of any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of, or the consummation of this Agreement by the Partnership or (iii) the consummation of the transactions contemplated by this Agreement, including the Selling Unitholder Redemption except (A) such as have been obtained under the Securities Act, (B) such as may be required under the blue sky laws of any jurisdiction or the by-laws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution by the Underwriter of the Units in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus and (iii) such that the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions contemplated by this Agreement, including the Selling Unitholder Redemption.

(xxii)          No Default.  None of the Partnership Entities is in (i) violation of its Organizational Documents in any material respect; (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it; or (iii) breach, default (or an event that, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of (ii) or (iii) would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership to perform its obligations under this Agreement, including the Selling Unitholder Redemption.

(xxiii)         Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, which has certified the audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto), is an independent registered public accounting firm with respect to the Partnership as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board.

(xxiv)        Financial Statements.  At June 30, 2019, the Partnership had, on an as adjusted basis as indicated in the Prospectus (and any amendment or supplement thereto), an approximate total capitalization as set forth therein. The financial statements (including the related notes and supporting schedules) and other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein.  The summary and selected historical financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived, except as described therein.  No other financial statements or schedules of the Partnership is required by the Securities Act or the Exchange Act to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(xxv)          No Material Adverse Change.  None of the Partnership Group Entities has sustained, since the date of the latest audited or reviewed financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, other than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other than as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any Material Adverse Effect, or any development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) any transaction which is material to the Partnership Group Entities, taken as a whole, other than transactions in the ordinary course of business as such business is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (iii) any dividend or distribution of any kind, other than quarterly distributions of Available Cash (as defined in the Partnership Agreement) and other than dividends or distributions from any direct or indirect majority owned subsidiary of the Partnership to another direct or indirect majority owned subsidiary of the Partnership or the Partnership or from a PAA GP Entity to its members or other equity owners in the ordinary course of business, declared, paid or made on the security interests of any of the Partnership Group Entities.

(xxvi)        Required Disclosures and Descriptions. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Exchange Act.

(xxvii)       Title to Properties.  The Partnership Group Entities, directly or indirectly, have good and indefeasible title to all real property and good title to all personal property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by them, free and clear of all Liens except iii) as provided in the Third Amended and Restated Credit Agreement dated as of August 19, 2011, as amended (the “Hedged Inventory Facility”), among Plains Marketing, L.P., a Texas limited partnership (“Plains Marketing”), and Plains Midstream Canada ULC, a British Columbia unlimited liability company (“Plains Midstream Canada”), as borrowers, the Partnership, as guarantor, Bank of America, N.A., as administrative agent thereunder and the lenders from time to time party thereto, described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and iv) such as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and all real property and buildings held under lease by the Partnership Group Entities are held, directly or indirectly, under valid and subsisting and enforceable leases with such exceptions as would not reasonably be expected to have a Material Adverse Effect or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xxviii)      Permits.  Each of the Partnership Group Entities, directly or indirectly, has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own its properties and to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except for such Permits the failure of which to have obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of the Partnership Group Entities has received, directly or indirectly, any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xxix)        Rights-of-Way.  Each of the Partnership Group Entities, directly or indirectly, has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except for such rights-of-way the failure of which to have obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Group Entities, directly or indirectly, has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such failures to perform, revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xxx)          Investment Company.  None of the Partnership Group Entities is now, and after the Selling Unitholder Redemption and the sale by the Selling Unitholder of the Units hereunder and application of the net proceeds from such sale as described in the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds,” none of the Partnership Group Entities will be, (i) an “investment company” or a company “controlled by” an “investment company,” each within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (ii) a “gas utility,” within the meaning of Tex. Util. Code §§ 101.003 or 121.001 or (iii) a “public utility” or “utility” within the meaning of the Public Utility Regulatory Act of Texas or under the utility laws of any state in which any such Partnership Group Entity does business; in the case of clauses (ii) and (iii), (y) excluding any circumstances where any Partnership Group Entity is a “common carrier” under any such laws and (z) other than in respect of any Partnership Group Entity that is under the jurisdiction of the California Public Utility Commission.

(xxxi)         Environmental Compliance.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Partnership Group Entities, directly or indirectly, has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or is violating any terms and conditions of any such permit, license or approval, which in each case would reasonably be expected to have a Material Adverse Effect.

(xxxii)        No Labor Disputes.  No labor dispute with the employees of any of the Partnership Group Entities exists or, to the knowledge of the Partnership, is imminent, that would reasonably be expected to have a Material Adverse Effect.

(xxxiii)       Insurance.  The Partnership maintains or is entitled to the benefits of insurance covering its properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect it and its businesses in a manner consistent with other businesses similarly situated. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date, except for such insurance for which the failure to be outstanding and duly in force would not reasonably be expected to have a Material Adverse Effect.

(xxxiv)      No Legal Actions.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership, threatened, to which any of the Partnership Group Entities is or may be a party or to which the business or property of any of the Partnership Group Entities is or may be subject, and (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Group Entities is or may be subject, that, in the case of clauses (i) and (ii) above, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or prevent or result in the suspension of the offering of the Units.

(xxxv)       Distribution Restrictions.  No Partnership Group Entity is currently prohibited, directly or indirectly, from making any distributions to any other Partnership Group Entity, as applicable, from making any other distribution on such entity’s equity interests, from repaying to any other Partnership Group Entity any loans or advances to such entity from the Partnership Group Entity or from transferring any of such entity’s property or assets to the Partnership Group Entities, except (i) as described in or contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), (ii) such prohibitions mandated by the laws of each such entity’s state of formation and the terms of the Organizational Documents of such entity and (iii) where such prohibition would not reasonably be expected to have a Material Adverse Effect.

(xxxvi)      No Distribution of Other Offering Materials.  None of the Partnership Group Entities has distributed and, prior to the later to occur of (i) any Delivery Date and (ii) completion of the distribution of the Units, as the case may be, will not distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, subject to the conditions in Section 1(a)(ix) of this Agreement, or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.

(xxxvii)     NYSE Listing of Units.  The Common Units are listed on the New York Stock Exchange (the “NYSE”).

(xxxviii)    Books and Records; Accounting Controls.  The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxix)       Sarbanes-Oxley Act.  The Partnership and, to the knowledge of the Partnership, the directors and officers of the General Partner in their capacities as such, are in compliance in all material respects with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(xl)            Disclosure Controls.  The Partnership maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rules 13a-15 and 15d-15 of the Rules and Regulations), that (i) are designed to provide reasonable assurance that material information relating to the Partnership, including its consolidated subsidiaries, is recorded, processed, summarized and communicated to the principal executive officer, the principal financial officer and other appropriate officers of the General Partner to allow for timely decisions regarding required disclosure, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the Partnership’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they are established.

(xli)           No Deficiency in Internal Controls.  Based on the evaluation of its disclosure controls and procedures conducted in connection with the preparation and filing of the Partnership’s Annual Report on Form 10-K for the most recent fiscal year end, the Partnership has not become aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Partnership.

(xlii)          FCPA.  None of the Partnership Group Entities, nor to the knowledge of the Partnership, any director, officer, agent or employee of the Partnership Group Entities (in their capacity as director, officer, agent or employee) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(xliii)         Money Laundering Laws.  No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Group Entities that involve allegations of money laundering is pending or, to the knowledge of the Partnership, threatened.

(xliv)        OFAC.  None of Partnership Group Entities nor to the knowledge of the Partnership, any director, officer or employee of the Partnership Group Entities (in their capacity as director, officer or employee) has received notice that it is subject to any sanctions administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”).

(xlv)         XBRL. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

The applicable statements made in the certificates described in Sections 8(j) and 8(m) shall be deemed representations and warranties by the Partnership, as to matters covered thereby, to the Underwriter.

(b)           Representations, Warranties and Agreements of the Selling Unitholder.  The Selling Unitholder represents and warrants to, and agrees with, the Underwriter that:

(i)              Authority, Authorization, Execution and Delivery. The Selling Unitholder has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Unitholder.

(ii)             Ownership and Adverse Claims. At the Delivery Date, after giving effect to the Selling Unitholder Redemption, and assuming the Partnership and the PAA GP Entities take the requisite actions to complete the Selling Unitholder Redemption and record ownership in the Selling Unitholder, the Selling Unitholder will be the record and beneficial owner of the Units to be sold by it hereunder free and clear of all Liens and will have duly endorsed such Units, if certificated, in blank, and has the requisite corporate power and authority to sell its interest in the Units, and, assuming that the Underwriter acquires its interest in the Units it has purchased from the Selling Unitholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)), the Underwriter that has purchased such Units delivered on the Delivery Date to The Depository Trust Company (“DTC”) or other securities intermediary by making payment therefor as provided herein, and that has had such Units credited to the securities account or accounts of the Underwriter maintained with DTC or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Units purchased by the Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against the Underwriter with respect to such Units.

(iii)            No Conflicts or Violations. None of the offering and sale of the Units by the Selling Unitholder, the execution, delivery and performance of this Agreement by the Selling Unitholder or the consummation by the Selling Unitholder of the transactions contemplated hereby, including the Selling Unitholder Redemption, (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the Selling Unitholder, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which any of its properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Selling Unitholder or any of its properties in a proceeding to which any of the Selling Unitholder or its property or (D) results or will result in the creation or imposition of any Lien upon any property or assets of the Selling Unitholder, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Selling Unitholder’s ability to perform its obligations hereunder.

(iv)           No Consents.  No consent, approval, authorization, filing with or order of any court, governmental agency or body having jurisdiction over the Selling Unitholder or the property or assets of the Selling Unitholder is required in connection with the offering and sale of the Units by the Selling Unitholder, the execution, delivery and performance of this Agreement by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby, except (i) such as have been, or prior to the Delivery Date, will be obtained or made, (ii) for the registration of Units under the Securities Act and such as may be required under the Exchange Act, blue sky laws of any jurisdiction or the by-laws and rules of FINRA in connection with the purchase and distribution by the Underwriter of the Units in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus and (iii) where the failure to obtain such consent, approval, authorization, filing or order, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Selling Unitholder’s ability to perform its obligations hereunder.

(v)            Basis of Sale. The sale of Units by the Selling Unitholder pursuant hereto is not prompted by any material information concerning the Partnership or any of its subsidiaries which is not set forth in the Registration Statement, Pricing Disclosure Package and the Prospectus or any amendment or supplement thereto.

(vi)           Selling Unitholder Information.  In respect of any statements in or omissions from the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto used by the Partnership or the Underwriter, as the case may be, made in reliance upon and in conformity with information furnished in writing to the Partnership or to the Underwriter by the Selling Unitholder specifically for use in connection with the preparation thereof, none of such statements include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (in the case of any Pricing Disclosure Package or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading; it being understood and agreed that the foregoing applies only to such information furnished in writing by the Selling Unitholder to the Partnership, which consists of (A) the legal name, address and the number of Units owned by the Selling Unitholder, and (B) the other information with respect to the Selling Unitholder (excluding percentages) which appear in the table (and corresponding footnotes) under the caption “Selling Unitholder” (collectively, the “Selling Unitholder Information”).

(vii)           No Use of Free Writing Prospectus. Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriter) has used or referred to any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) relating to the Units.

(viii)         OFAC; Foreign Corrupt Practices Act. The Selling Unitholder will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity (“Person”), (i) to fund any activities or business of or with any Person or in any country or territory that, at the time of such funding is the subject of any sanctions administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) or in any other manner that will result in a violation of Sanctions by, or could result in the imposition of Sanctions against any Person (including any participant in the offering whether as an underwriter, advisor, investor or otherwise) or (ii) or in any matter that will result in a violation of any applicable anti-corruption laws; provided that the foregoing shall not apply with respect to the distribution of proceeds of the offering to any of such Selling Unitholder’s direct or indirect partners once such proceeds are no longer under the control of such Selling Unitholder if prior to such distribution such Selling Unitholder has no knowledge that such proceeds will be used for any of the foregoing purposes.

The applicable statements made in the certificates described in Section 8(o) shall be deemed representations and warranties by the Selling Unitholder, as to matters covered thereby, to the Underwriter.

2.             Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Unitholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Unitholder, at a purchase price of $21.25 per Common Unit, the number of Common Units set forth opposite such Underwriter’s name on Schedule I hereto.

3.             Delivery and Payment.  Delivery of and payment for the Units shall be made at the office of Baker Botts L.L.P., 910 Louisiana St, Houston, Texas 77002 at 8:00 a.m., Houston time, on September 23, 2019, or at such time on such later date not more than three business days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement between the Underwriter, the Selling Unitholder and the Partnership or as provided in Section 10 hereof (such date and time of delivery and payment for the Units being herein called the “Delivery Date”). Delivery of the Units shall be made to the Underwriter for the account of the Underwriter against payment by the Underwriter of the purchase price thereof to or upon the order of the Selling Unitholder by wire transfer payable in same-day funds to an account specified by the Selling Unitholder.  Delivery of the Units shall be made through the facilities of DTC unless the Underwriter shall otherwise instruct.

4.             Offering by the Underwriter. It is understood that the Underwriter proposes to offer the Units for sale to the public as set forth in the Prospectus.

5.             Agreements of the Partnership.  The Partnership acknowledge and agree with the Underwriter that:

(a)           Post-Effective Amendments.  If, at the Applicable Time, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Units may commence, the Partnership will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing when such post-effective amendment has become effective.

(b)           Preparation of Prospectus and Registration Statement.  The Partnership will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Units for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (d) below, of any change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership Group Entities, taken as a whole, or of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus (as then amended or supplemented) untrue or that requires the making of any additions to or changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Securities Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other applicable law.  If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Partnership will make every commercially reasonable effort to obtain the withdrawal of such order at the earliest possible time.

(c)           Copies of Registration Statement.  The Partnership will furnish to the Underwriter, without charge, such number of copies of (i) the manually signed copy of the registration statement corresponding to the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”) version filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) the registration statement as originally filed and of each amendment thereto, without exhibits, (iii) the Incorporated Documents, without exhibits, and (iv) the exhibits to the Incorporated Documents, in each case, as the Underwriter may request.

(d)           Filing of Amendment or Supplement.  For such period as in the opinion of counsel for the Underwriter a prospectus is required by the Securities Act to be delivered in connection with sales by the Underwriter or any dealer, the Partnership will not file any amendment to the Registration Statement, supplement to the Prospectus (or any other prospectus relating to the Units filed pursuant to Rule 424(b) of the Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)), or any Preliminary Prospectus or Issuer Free Writing Prospectus of which the Underwriter shall not previously have been advised or to which the Underwriter shall have reasonably objected in writing after being so advised unless the Partnership shall have determined based upon the advice of counsel that such amendment, supplement or other filing is required by law; and the Partnership will promptly notify the Underwriter after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

(e)           Copies of Documents to the Underwriter.  As soon after the Applicable Time as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the Securities Act to be delivered in connection with sales by the Underwriter or any dealer, the Partnership will expeditiously deliver to the Underwriter and each dealer that the Underwriter may specify, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriter may reasonably request.  At any time after nine months after the time of sale by the Selling Unitholder, upon request and without charge, the Partnership will deliver as many copies of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act as the Underwriter may reasonably request, provided that a prospectus is required by the Securities Act to be delivered in connection with sales of Units by the Underwriter or any dealer.  The Partnership consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by the Underwriter and by all dealers to whom Units may be sold, both in connection with the offering and sale of the Units and for such period of time thereafter as the Prospectus is required by the Securities Act to be delivered in connection with sales by the Underwriter or any dealer.  If during such period of time any event shall occur that in the judgment of the Partnership or in the opinion of counsel for the Underwriter and the Partnership is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) to comply with the Securities Act or any other law, the Partnership will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriter and dealers a reasonable number of copies thereof; provided that, if any such event necessitating a supplement or amendment to the Prospectus occurs at any time after nine months after the time of sale by the Selling Unitholder, such supplement or amendment shall be prepared at the Underwriter’s expense.  In the event that the Partnership and the Underwriter agree that the Prospectus should be amended or supplemented, the Partnership, if requested by the Underwriter, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement unless the Partnership shall have determined, based on the advice of counsel, that the issuance of such press release would not be required by law.

(f)            Blue Sky Laws.  The Partnership will cooperate with the Underwriter and with counsel for the Underwriter in connection with the registration or qualification of the Units for offering and sale by the Underwriter and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriter may reasonably designate and will file such consents to service of process or other documents reasonably necessary or appropriate in order to effect such registration or qualification; provided that in no event shall any Partnership Group Entity be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, in any jurisdiction where it is not now so subject.  The Partnership will promptly notify the Underwriter of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g)           Reports to Security Holders.  In accordance with Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations, the Partnership will make generally available to its security holders an earnings statement (which need not be audited) in reasonable detail covering the 12-month period beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of such Rule 158) of the Registration Statement as soon as practicable after the end of such period.

(h)           Termination Expenses.  If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (other than pursuant to Section 10 hereof or Section 11 hereof (except pursuant to the first clause of Section 10(i))) or if this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Selling Unitholder or the Partnership to comply with the terms or fulfill any of the conditions of this Agreement, the Partnership agrees to reimburse the Underwriter for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriter) incurred by the Underwriter in connection herewith.

(i)            Filing of Prospectus.  The Partnership will timely file the Prospectus, and any amendment or supplement thereto, pursuant to Rule 424(b) of the Rules and Regulations and will advise the Underwriter of the time and manner of such filing.

(j)            Partnership Lock-Up Period.  Except as provided in this Agreement, the Partnership will not (i) offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Partnership or any of its controlled affiliates or any person in privity with the Partnership or any of its controlled affiliates) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Units or any securities that are convertible into, or exercisable or exchangeable for, or that represent the right to receive, Common Units, or any securities that are senior to or pari passu with Common Units, or publicly announce an intention to effect any such transaction or (ii) grant any options or warrants to purchase Common Units for a period of 30 days after the date of the Prospectus (the “Lock-Up Period”) without the prior written consent of Barclays Capital Inc., except that (A) the Partnership may issue the Units, (B) the Partnership may issue Common Units or any securities convertible or exchangeable into Common Units as payment of any part of the purchase price for businesses that are acquired by the Partnership and its affiliates or any third parties, provided that any recipient of such Common Units must agree in writing to be bound by the terms of this Section 5(j) for the remaining term of the Lock-Up Period, (C) the Partnership may issue and sell Common Units or securities convertible into or exchangeable for Common Units pursuant to any existing long-term incentive plan, employee share option plan, share ownership plan or distribution reinvestment plan of the Partnership in effect at the Applicable Time and (D) the Partnership may issue or deliver Common Units issuable upon the exchange, conversion, vesting or exercise of securities (including long-term incentive plan awards, options and warrants) outstanding at the Applicable Time.

(k)           Stabilization.  Except as stated in this Agreement and the Prospectus, the Partnership has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Units to facilitate the sale or resale of the Units.

(l)             Investment Company.  The Partnership will take such steps as shall be necessary to ensure that none of the Partnership Group Entities or the PAA GP Entities shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(m)           Private Placement.  The issuance of the Common Units to the Selling Unitholder in the Selling Unitholder Redemption is exempt from the registration requirements of the Securities Act, the Rules and Regulations and the securities laws of any state having jurisdiction with respect thereto.  The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(n)           Exchange Act Reports.  The Partnership, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(o)           Free Writing Prospectuses.  The Partnership has complied and will comply with the requirements of Rule 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including appropriate legending and timely filing with the Commission or retention where required.  The Partnership represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.  The Partnership agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Partnership will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Partnership by the Underwriter expressly for use therein, which information is specified in Section 13.

6.             Agreements of the Selling Unitholder.  The Selling Unitholder agrees as follows:

(a)           Notice of Change. The Selling Unitholder will advise the Underwriter promptly, and if requested by the Underwriter, will confirm such advice in writing, so long as delivery of a prospectus relating to the Units by the Underwriter or any dealer may be required under the Securities Act, of any material change in the Selling Unitholder Information in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto.

(b)           Stabilization. Except as stated in this Agreement and the Prospectus, the Selling Unitholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Units.

(c)           No Use of Free Writing Prospectus. Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriter) shall use or refer to any “free writing prospectus” (as defined in Rule 405) relating to the Units.

(d)           Document Delivery. The Selling Unitholder will deliver to the Underwriter prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.

7.             Indemnification and Contribution.

(a)           The Partnership agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter, each affiliate of the Underwriter who has participated in the distribution of the Units as underwriters, each broker-dealer affiliate of the Underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), to which they or any of them became subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (C) any materials or information provided to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Units, including any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Marketing Materials, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 13.  The foregoing indemnity agreement is in addition to any liability that the Partnership may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

(b)           The Selling Unitholder agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter, each affiliate of the Underwriter who has participated in the distribution of the Units as underwriters, each broker-dealer affiliate of the Underwriter and each other affiliate of the Underwriter within the meaning of Rule 405 of the Rules and Regulations, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), to which they or any of them became subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, in any Marketing Materials or in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), prepared by or on behalf of the Selling Unitholder or used or referred to by the Selling Unitholder in connection with the offering of the Units in violation of Section 6(d) (“Selling Unitholder Free Writing Prospectus”), or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any Marketing Materials or any Selling Unitholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Unitholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Marketing Materials, in reliance upon and in conformity with the Selling Unitholder Information.  The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph (b) or paragraph (e) or (f) below shall be limited to an amount equal to the total net proceeds (before deducting expenses) from the offering of the Units purchased under the Agreement received by the Selling Unitholder. The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

(c)            If any action, suit or proceeding shall be brought against the Underwriter, any director, officer, employee or agent of the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Partnership or the Selling Unitholder, the Underwriter or such director, officer, employee, agent or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses.  The failure to notify the indemnifying party shall not relieve it from liability that it may have to an indemnified party unless the indemnifying party is foreclosed by reason of such delay from asserting a defense otherwise available to it.  The Underwriter or any such director, officer, employee, agent or controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such director, officer, employee, agent or controlling person unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense and employ counsel within a reasonable period of time in light of the circumstances or (iii) such indemnified party or parties shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it or them that are different from, additional to or in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action, suit or proceeding on behalf of the indemnified party or parties), in any of which events the indemnifying party shall pay the reasonable fees and expenses of such counsel as such fees and expenses are incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one action, suit or proceeding or series of related actions, suits or proceedings in the same jurisdiction representing the indemnified parties who are parties to such action, suit or proceeding).

(d)           The Underwriter agrees to indemnify and hold harmless the Selling Unitholder, the Partnership, the General Partner’s directors and the officers who signed the Registration Statement, and any person who controls the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Selling Unitholder and the Partnership to the Underwriter, but only with respect to information furnished in writing by the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, which information is limited to the information set forth in Section 13.  If any action, suit or proceeding shall be brought against the Selling Unitholder, the Partnership, any of such directors and officers of the General Partner or any such controlling person based on the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph (d), the Underwriter shall have the rights and duties given to the Partnership by paragraph (c) above (except that if the Selling Unitholder or the Partnership shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter’s expense), and the Selling Unitholder, the Partnership, any of such directors and officers of the General Partner and any such controlling person shall have the rights and duties given to the Underwriter by paragraph (c) above.  The foregoing indemnity agreement shall be in addition to any liability that the Underwriter may otherwise have.

(e)           If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraph (a), (b) or (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Unitholder and the Partnership on the one hand and the Underwriter on the other hand from the offering of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Unitholder and the Partnership on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Selling Unitholder and the Partnership on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Unitholder bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of the Selling Unitholder and the Partnership on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Unitholder and the Partnership or any affiliate of the Selling Unitholder and the Partnership on the one hand, or by the Underwriter on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)            The Selling Unitholder, the Partnership and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding.  Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price of the Units underwritten by it and distributed to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)           No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(h)           Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.  The indemnity and contribution agreements contained in this Section 7 and the covenants, representations and warranties of Selling Unitholder and the Partnership set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Selling Unitholder, the Partnership or any of the General Partner’s directors or officers or any person controlling the Partnership, (ii) acceptance of any Units and payment therefor in accordance with the terms of this Agreement, and (iii) any termination of this Agreement.  A successor to the Underwriter or any person controlling the Underwriter, or to the Selling Unitholder, the Partnership or any of the General Partner’s directors or officers or any person controlling the Partnership shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8.             Conditions to the Obligations of the Underwriter.  The obligation of the Underwriter to purchase the Units hereunder are subject to the following conditions:

(a)           All filings required by Rule 424 and Rule 430B of the Rules and Regulations shall have been made.  All material required to be filed by the Partnership pursuant to Rule 433(d) of the Rules and Regulations shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 of the Rules and Regulations.  No stop order (i) suspending the effectiveness of the Registration Statement or (ii) suspending or preventing the use of the most recent Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Partnership or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriter.

(b)           Subsequent to the Applicable Time, there shall not have occurred (i) any change, or any development involving a prospective change that would reasonably be expected to have a Material Adverse Effect, not contemplated by the Prospectus, which in the Underwriter’s opinion, would materially adversely affect the market for the Units or (ii) any event or development relating to or involving any of the Partnership Group Entities or any executive officer or director of any of such entities that makes any statement made in the Prospectus untrue or which, in the opinion of the Partnership and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriter’s opinion, materially adversely affect the market for the Units.

(c)           The Underwriter shall have received on the Delivery Date, an opinion of Vinson & Elkins L.L.P., counsel for the Partnership, dated as of the Delivery Date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, substantially in the form set forth in Exhibit B hereto.

(d)           The Underwriter shall have received on the Delivery Date an opinion of the general counsel for the General Partner, dated as of the Delivery Date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, substantially in the form set forth in Exhibit C hereto.

(e)           The Underwriter shall have received on the Delivery Date, an opinion of special internal Canadian counsel of the Partnership with respect to the Provinces of Alberta, Manitoba, Ontario, Saskatchewan and the federal laws of Canada, dated as of the Delivery Date and addressed to the Underwriter, substantially in the form set forth in Exhibit D hereto.

(f)            The Underwriter shall have received on the Delivery Date, an opinion of Latham & Watkins LLP, counsel for the Selling Unitholder, dated as of the Delivery Date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, substantially in the form set forth in Exhibit E hereto.

(g)           The Underwriter shall have received on the Delivery Date an opinion of Baker Botts L.L.P., counsel for the Underwriter, dated as of the Delivery Date and addressed to the Underwriter, with respect to the offering and sale of the Units, the Registration Statement, the Pricing Disclosure Package, the Prospectus (together with any amendment or supplement thereto) and other related matters the Underwriter may reasonably require.

(h)           At the time of the execution of this Agreement, the Underwriter shall have received from PricewaterhouseCoopers LLP, independent public accountants, a letter dated as of such date, in form and substance satisfactory to the Underwriter containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that the cut-off date for the procedures performed by such accountant and described in such letter shall be a date not more than three business days prior to the date of such letter.

(i)           On the Delivery Date, the Underwriter shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Delivery Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph (h) of this Section 8, except that the date referred to in the proviso in Section 8(h) hereof shall be a date not more than three business days prior to each such Delivery Date.

(j)           The Partnership shall have furnished to the Underwriter as of the Delivery Date a certificate of the Partnership, signed on behalf of the Partnership by the President or any Vice President and the Chief Financial Officer of the General Partner, dated as of the Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that:

(i)              the representations and warranties of the Partnership in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and the Partnership has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date;

(ii)             no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Partnership’s knowledge, threatened; and

(iii)            (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statement therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.

(k)          The NYSE shall have approved the Units for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

(l)           At the time of the execution of this Agreement, the Underwriter shall have received from the Partnership a certificate substantially in the form of Exhibit F hereto and signed by the chief accounting officer of the General Partner.

(m)         The Selling Unitholder shall have furnished to the Underwriter a certificate, signed by or on behalf of the Selling Unitholder, dated the Delivery Date, to the effect that the signers of such certificate have examined the Selling Unitholder Information contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any supplements or amendments thereto, and that the representations and warranties of the Selling Unitholder in this Agreement are true and correct in all material respects on and as of the Delivery Date to the same effect as if made on the Delivery Date.

All such opinions, certificates, letters and other documents referred to in this Section 8 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.  The Partnership shall furnish to the Underwriter conformed copies of such opinions, certificates, letters and other documents in such number as they shall reasonably request.

If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be cancelled at, or at any time prior to, the Delivery Date by the Underwriter.  Notice of such cancellation shall be given to the Partnership in writing or by telephone or facsimile confirmed in writing.

9.             Expenses.

(a)           Partnership’s Expenses.  The Partnership agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder:  (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the Incorporated Documents and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Units; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Units, including any stamp taxes in connection with the original issuance and sale of the Units; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda, and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Units; (v) the registration of the Units under the Securities Act and the listing of the Units on the NYSE and any applicable listing or other similar fees; (vi) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriter relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the costs and expenses related to investor presentations on any road show undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the Underwriter and transportation and other expenses incurred by or on behalf of the officers and employees of the Partnership; provided, however, that the Partnership is obligated to pay only 50% of the costs and expenses of any aircraft that is chartered in connection with the presentations to prospective purchasers of the Units; (viii) the fees and expenses of the Partnership’s accountants and the fees and expenses of counsel (including local and special counsel) for the Partnership Group Entities; (ix) the costs and expenses of qualifying the Units for inclusion in the book-entry settlement system of the DTC; and (x) services provided by the transfer agent and registrar.

(b)           Selling Unitholder Expenses. It is understood, however, that except as otherwise provided in this Agreement, the Selling Unitholder will only be responsible for paying all underwriting discounts and selling commissions applicable to the sale of the Units hereunder.

(c)           Underwriter Expenses.  It is understood, however, that except as otherwise provided in this Section 9 or Section 5(i) hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on any resale of the Units by the Underwriter, any advertising expenses connected with any offers they may make and the transportation and other expenses incurred by the Underwriter on its own behalf in connection with presentations to prospective purchasers of the Units.

10.           [RESERVED.]

11.           Termination of Agreement.  This Agreement shall be subject to termination in the Underwriter’s absolute discretion, without liability on the part of the Underwriter to the Selling Unitholder or the Partnership, by notice to the Selling Unitholder and the Partnership, if prior to the Delivery Date (i) trading in the Units or the common units representing limited partner interests in the Partnership shall have been suspended by the Commission or the NYSE or trading in securities generally on the New York Stock Exchange, the NYSE MKT or the NASDAQ Global Market shall have been suspended or limited or minimum prices shall have been established; (ii) a banking moratorium shall have been declared either by federal or New York or Texas state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, shall have occurred; or (iii) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism, declaration by the United States of a national emergency or war, or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, the effect of which on financial markets is such as to make it, in the judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Prospectus (exclusive of any amendment or supplement thereto).  Notice of such termination may be given to the Partnership by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

12.          Notice; Successors.  Except as otherwise provided in Sections 5 and 11 hereof, all communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered or telefaxed as follows:

(a)          if to the Underwriter:

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Attn: Syndicate Registration

Fax: 646-834-8133

(b)          if to the Partnership:

Plains All American Pipeline, L.P.

333 Clay St., Suite 1600

Houston, Texas 77002

Attention: General Counsel

Fax: (713) 646-4313

(c)          if to the Selling Unitholder:

Oxy Holding Company (Pipeline), Inc.

5 Greenway Plaza, Suite 110

Houston, Texas 77046

Attention: General Counsel

This Agreement has been and is made solely for the benefit of the Underwriter and its directors, officers, employees, agents and other controlling persons referred to in Section 7 hereof, the Selling Unitholder, the Partnership, the General Partner’s directors and the officers who sign the Registration Statement, and other controlling persons referred to in Section 7 hereof, and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement.  Neither the term “successor” nor the term “successors and assigns” as used in this Agreement shall include a purchaser from the Underwriter of any of the Units in its status as such purchaser.

13.           Information Furnished by the Underwriter.  The Partnership acknowledges that the following statements set forth in the most recent Preliminary Prospectus and the Prospectus constitute the only information furnished by the Underwriter as such information is referred to in Sections 1(a)(iv), 1(a)(v), 1(a)(vii), 1(a)(viii), 5(o), 7(a) and 7(d) hereof (A) the names of the Underwriter, (B) the table under the first paragraph under the heading “Underwriting,” (C) the sentence in the second paragraph under the heading “Underwriting—Commissions and Discounts” related to selling concessions and (D) the paragraphs under the heading “Underwriting—Price Stabilization, Short Positions and Penalty Bids.”

14.           Research Analyst Independence.  The Selling Unitholder and the Partnership acknowledge that the Underwriter’s research analysts and research department are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of its investment banking division.  The Selling Unitholder and the Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Selling Unitholder or the Partnership may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Selling Unitholder or the Partnership by such Underwriter’s investment banking division.  The Selling Unitholder and the Partnership acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15.          Recognition of the U.S. Special Resolution Regimes.

(i)              In the event that the Underwriter is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)             In the event that the Underwriter is a Covered Entity or a BHC Act Affiliate of the Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 0, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16.           Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Selling Unitholder, the Partnership and the Underwriter with respect to the subject matter hereof.

17.           Headings.  The Section headings used herein are for convenience only and shall not affect the construction hereof.

18.           Effective Date of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

19.           No Fiduciary Duty.  The Selling Unitholder and the Partnership acknowledge and agree that in connection with this offering and sale of the Units or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter:  (i) no fiduciary or agency relationship between the Selling Unitholder, the Partnership and any other person, on the one hand, and the Underwriter, on the other hand, exists; (ii) the Underwriter is not acting as advisor, expert or otherwise, to the Selling Unitholder, the Partnership, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Selling Unitholder and the Partnership, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to the Selling Unitholder and Partnership shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and its affiliates may have interests that differ from those of the Selling Unitholder and the Partnership.  The Selling Unitholder and the Partnership hereby waive any claims that they may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.

20.           Applicable Law; Counterparts.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.  This Agreement may be signed in various counterparts that together constitute one and the same instrument.  If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

21.           Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Underwriter is not required to obtain, verify and record information that identifies its clients, which may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

[Signature Pages Follow]

Please confirm that the foregoing correctly sets forth the agreement among the Partnership and the Underwriters.

Very truly yours,

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its General Partner
By:	PLAINS AAP, L.P., its Sole Member
By:	PLAINS ALL AMERICAN GP LLC,
its General Partner

	By:	/s/ Chris Herbold
Name: Chris Herbold
Title: Senior Vice President and
Chief Accounting Officer

Signature Page to Underwriting Agreement

OXY HOLDING COMPANY (PIPELINE), INC.

By:	/s/ Oscar K. Brown
	Name:	Oscar K. Brown
	Title:	Senior Vice President

Signature Page to Underwriting Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BARCLAYS CAPITAL INC.

By:	/s/ Amit Chandra
	Name:	Amit Chandra
	Title:	Managing Director

Signature Page to Underwriting Agreement

SCHEDULE I

Plains All American Pipeline, L.P.

Underwriter	Number of Common Units to be Purchased
Barclays Capital Inc.	14,977,890
Total	14,977,890

Schedule I to Underwriting Agreement

SCHEDULE II

Pricing Disclosure Package

SECONDARY OFFERING OF 14,977,890 COMMON UNITS OF
PLAINS ALL AMERICAN PIPELINE, L.P.

The information in this final term sheet supplements the preliminary prospectus supplement of Plains All American Pipeline, L.P., dated September 18, 2019 (the “Preliminary Prospectus Supplement”), and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement. Terms used but not defined herein have the meanings assigned to such terms in the Preliminary Prospectus Supplement.

Prospectus Supplement Summary—The Offering

Common Units Offered by the Selling Unitholder	14,977,890 common units.

Common Units Outstanding After This Offering	728,028,576 common units.

Price to Public	$21.46.

Selling Unitholder

The following table sets forth the number of common units beneficially owned by the selling unitholder prior to this offering, the number of common units to be offered for sale by the selling unitholder in this offering, the number of common units to be beneficially owned by the selling unitholder after completion of this offering and the percentage of our issued and outstanding common units beneficially owned by the selling unitholder prior to this offering and to be beneficially owned after the completion of this offering.

Selling Unitholder	Common Units Beneficially Owned Prior to the Offering(2)	Percentage of Common Units Beneficially Owned Prior to the Offering	Common Units Offered Hereby(3)	Common Units to be Beneficially Owned After Offering(4)	Percentage of Common Units to be Beneficially Owned After Offering
Oxy Holding Company (Pipeline), Inc.(1)	29,977,890	4.1%	14,977,890	—	—%

(1)	Oxy Holding Company (Pipeline), Inc. is an indirect wholly owned subsidiary of Occidental Petroleum Corporation. The voting and disposition of any common units held by Oxy Holding Company (Pipeline), Inc. is controlled by the board of directors of Occidental Petroleum Company. Pursuant to the Third Amended and Restated Limited Liability Company Agreement of PAGP GP, as amended (the “PAGP GP LLC Agreement”), Oxy Holding Company (Pipeline), Inc. will have the right to designate a director to PAGP GP’s board of directors for as long as it owns at least a 10% Qualifying Interest (as that term is defined in the PAGP GP LLC Agreement). Oscar K. Brown currently serves as Oxy Holding Company (Pipeline), Inc.’s designee to the PAGP GP board. If Oxy Holding Company (Pipeline), Inc. sells all of the common units and/or Class A shares that are offered in the concurrent offerings, it will lose its board designation right, and, pursuant to the PAGP GP LLC Agreement, Oxy Holding Company (Pipeline), Inc.'s designee will automatically cease to be a member of PAGP GP’s board of directors effective upon closing of the concurrent offerings.

(2)	Assumes the redemption of an equivalent number of AAP units, PAGP Class B shares and general partner units for common units to be sold in this offering.

(3)	In addition to the 14,977,890 common units offered in this offering, the selling unitholder is offering 15,000,000 Class A shares of Plains GP Holdings, L.P. in the concurrent offering.

(4)	Following the completion of this offering and the concurrent offering by the selling unitholder of 15,000,000 Class A shares of Plains GP Holdings, L.P., the selling unitholder will no longer beneficially own any AAP units, PAGP Class B shares and general partner units that may be redeemed for common units.

Schedule II to Underwriting Agreement

This communication is intended for the sole use of the person to whom it is provided by the issuer. This communication does not constitute an offer to sell the units and is not soliciting an offer to buy the units in any jurisdiction where the offer or sale is not permitted.

It is expected that delivery of the common units will be made to investors on or about September 23, 2019, which will be the third business day following the date hereof (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the common units on any date prior to two business days before delivery will be required to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the common units who wish to trade the units on any date prior to two business days before delivery should consult their own advisors.

The issuer has filed a registration statement (including a base prospectus) and a prospectus supplement with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus supplement for this offering, the issuer’s prospectus in that registration statement and any other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the underwriter participating in the offering will arrange to send you the prospectus supplement and prospectus, when available, if you request it by calling Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Telephone: (888) 603-5847, E-mail: Barclaysprospectus@broadridge.com.

Schedule II to Underwriting Agreement

SCHEDULE III

Material Subsidiaries

Plains Marketing, L.P.

Plains Pipeline, L.P.

Pacific Pipeline System LLC

Plains Midstream Canada ULC

Plains West Coast Terminals LLC

Pine Prairie Energy Center, LLC

SG Resources Mississippi, L.L.C.

Plains LPG Services, L.P.

Schedule III to Underwriting Agreement

SCHEDULE IV

Domestic Subsidiaries

Plains Marketing, L.P.

Plains Pipeline, L.P.

Pacific Pipeline System LLC

Plains West Coast Terminals LLC

Pine Prairie Energy Center, LLC

SG Resources Mississippi, L.L.C.

Plains LPG Services, L.P.

Schedule IV to Underwriting Agreement

EXHIBIT A

Entity	Jurisdiction in which registered or qualified
Plains All American Pipeline, L.P.	Texas

PAA Finance Corp.	Texas

PAA GP LLC	Texas

Plains AAP, L.P.	Texas

Plains All American GP LLC	California, Illinois, Louisiana, Oklahoma, Texas

Plains GP Holdings, L.P.	Texas

PAA GP Holdings LLC	Texas

Plains Marketing, L.P.	California, Illinois, Louisiana, Oklahoma

Plains Pipeline, L.P.	California, Illinois, Louisiana, Oklahoma

Plains Midstream Canada ULC	Alberta, Manitoba, Ontario, Saskatchewan

Pacific Pipeline System LLC	California

Plains West Coast Terminals LLC	California

Pine Prairie Energy Center, LLC	Louisiana

SG Resources Mississippi, L.L.C.	Alabama, Mississippi

Plains LPG Services, L.P.	California, Illinois, Oklahoma

Exhibit A to Underwriting Agreement

EXHIBIT B
FORM OF OPINION OF VINSON & ELKINS, L.L.P.

(i)                Each of the Partnership, the PAA GP Entities and the Domestic Subsidiaries is validly existing in good standing as a limited partnership, limited liability company or corporation under the laws of its jurisdiction of formation or incorporation with full corporate, limited partnership or limited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects.

(ii)               Each Partnership Group Entity that serves as a general partner of another Partnership Group Entity has full corporate or limited liability company power and authority, as the case may be, to serve as general partner of such Partnership Group Entity, in each case in all material respects.

(iii)              The GP Entities hold the general partner and membership interests as described in the Registration Statement and the Prospectus; all of such interests have been duly authorized and validly issued in accordance with their respective limited partnership or limited liability company agreement, as applicable, and all the membership interests in the General Partner are fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

(iv)             All of the outstanding membership or limited partner interests (other than general partner interests) of each Domestic Subsidiary (a) have been duly authorized and validly issued (in accordance with the Organizational Documents of such Domestic Subsidiary), are fully paid (to the extent required under the Organizational Documents of such Domestic Subsidiary) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act or Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable, and (ii) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable) and (b) are owned, directly or indirectly, by the Partnership, free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor or, in the case of membership or limited partner interests of a Domestic Subsidiary owned directly by one or more other Domestic Subsidiary, naming any such other Domestic Subsidiary as debtor(s), is on file in the office of the Secretary of State of the States of Delaware or Texas, as applicable, or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the limited liability company or partnership laws of the jurisdiction of formation of the respective Domestic Subsidiary, as the case may be.

(v)               The Common Units to be sold to the Underwriter by the Selling Unitholder pursuant to this Agreement and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement are validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(vi)              Except as described in the Registration Statement, Pricing Disclosure Package and the Prospectus or as provided in the Operative Documents or any of the Incorporated Documents, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership pursuant to any of the documents or agreements included as exhibits to any of the Incorporated Documents, except such rights as have been waived or satisfied.  Except as described in the Pricing Disclosure Package and the Prospectus or as provided in the Operative Documents or any of the Incorporated Documents, there are no outstanding options or warrants to purchase any Units or other equity interests in the Partnership.

(vii)             The Partnership has all requisite power and authority to issue and deliver the Units to the Selling Unitholder in the Selling Unitholder Redemption.  The Partnership has all requisite limited partnership or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

Exhibit A to Underwriting Agreement

(viii)                    This Agreement has been duly authorized and validly executed and delivered by or on behalf of the Partnership.

(ix)                      At or before the Delivery Date, the partnership agreement or limited liability company agreement, as applicable, of each of the Partnership, the PAA GP Entities and the Domestic Subsidiaries has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties thereto, enforceable against the parties thereto in accordance with their respective terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(x)                       None of the (i) offering and sale by the Selling Unitholder of the Units, (ii) execution, delivery and performance of this Agreement by the Partnership, or (iii) consummation of the transactions contemplated by this Agreement, including the Selling Unitholder Redemption: (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the Partnership Entities, the Domestic Subsidiaries or the PAA GP Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event) any document or agreement filed as an exhibit to the Registration Statement and any Incorporated Document (excluding, for this purpose, the Hedged Inventory Facility and the Credit Agreement dated as of August 19, 2011, as amended, among the Partnership, certain subsidiaries of the Partnership from time to time party thereto and Bank of America, N.A., as administrative agent, and the other lenders party thereto), (C) results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”), the laws of the State of Texas, State of New York or federal law, or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership, the PAA GP Entities or the Domestic Subsidiaries, which conflicts, breaches, violations or defaults in the case of clauses (B), (C) or (D) would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions contemplated by this Agreement, including the Selling Unitholder Redemption, it being understood that such counsel need not express an opinion in clause (C) of this paragraph (x) with respect to any securities or other anti-fraud law.

(xi)                      No consent, approval, authorization, filing with or order of any federal, Delaware, New York or Texas court, governmental agency or body having jurisdiction over the Partnership, the PAA GP Entities or the Domestic Subsidiaries or any of their respective properties is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of, or the consummation of this Agreement by the Partnership or (iii) the consummation by the Partnership or the PAA GP Entities of the transactions contemplated by this Agreement, including the Selling Unitholder Redemption, except (A)  such as may be required under the blue sky laws of any jurisdiction or the by-laws and rules of FINRA in connection with the purchase and distribution by the Underwriter of the Units in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus (as to which such counsel need not express any opinion), (B) such that the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership or the PAA GP Entities to consummate the transaction contemplated by this Agreement, including the Selling Unitholder Redemption, (C) such other that have been obtained or taken and are in full force and effect and (D) filings with the Commission that may be required in the performance of the Partnership’s obligations under Section 5 of this Agreement.

(xii)                     The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Our Cash Distribution Policy,” “The Partnership Agreement,” “Description of Our Units,” and “Investments in Plains All American Pipeline, L.P. by Employee Benefit Plans,” insofar as such statement purport to summarize certain provisions of documents and legal matters referred to therein, accurately summarize such provisions and legal matters in all material respects, and the Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xiii)                    The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriter may rely upon such opinion as if it were addressed to them.

Exhibit A to Underwriting Agreement

(xiv)            The Registration Statement was declared effective under the Securities Act on December 7, 2016; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

(xv)             The Registration Statement, the Pricing Disclosure Package and the Prospectus (except for the financial statements and the notes and the schedules thereto and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as to which such counsel need not express an opinion) each appeared on its face to be appropriately responsive in all material respects to the applicable form requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

(xvi)            The Partnership is not now, and after the Selling Unitholder Redemption and the sale by the Selling Unitholder of the Units the Partnership will not be, required to register as an “investment company” as such term is defined in the Investment Company Act.

(xvii)           The Units are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the NYSE.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Selling Unitholder, the Partnership, representatives of the independent public accountants of the Partnership and the Underwriter’s representatives and counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in opinion (xii above)), on the basis of the foregoing, no facts have come to the attention of such counsel that lead them to believe that:

(A)             the Registration Statement, as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(B)              the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(C)              the Prospectus, as of its date or as of the Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) any other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership, to the extent they deem appropriate, and information obtained from public officials or public records, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) assume that each certificate from government officials reviewed by such counsel is accurate, complete and authentic, and all official public records are accurate and complete, (D) with respect to opinions expressed in paragraph (iv), rely on reports, dated as of a recent date, prepared by Corporation Services Company, purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware naming the Partnership or any of the Domestic Subsidiaries as debtors, (E) with respect to the opinion expressed in paragraph (xiv) above, as to the absence of stop orders and proceedings instituted for that purpose, rely solely on the list of stop orders and proceedings instituted by the Commission for such purpose contained on the Commission’s website at www.sec.gov/litigation/stoporders.shtml and http://www.sec.gov/litigation/admin.shtml, (F) state that their opinion is limited to federal laws of the United States, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas and (G) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) U.S. federal taxes other than U.S. federal income taxes, foreign, state or local taxes or taxes to which any of the limited partners of the Partnership or any of the Plains Entities may be subject.

Exhibit A to Underwriting Agreement

EXHIBIT C
FORM OF OPINION OF GENERAL COUNSEL
OF THE PARTNERSHIP

(i)                None of (1) the offering and sale by the Selling Unitholder of the Units, (2) the execution, delivery and performance by the Partnership of this Agreement or (3) the consummation of the transactions contemplated by this Agreement, including the Selling Unitholder Redemption: (A) constitutes or will constitute a breach or violation of, a change of control or a default (or an event which, with notice or lapse of time or both, would constitute such an event) under any bond, debenture, note or any other evidence of indebtedness, indenture or any other material agreement or instrument known to such counsel to which any of the Partnership, PAA GP Entities or Domestic Subsidiaries is a party or by which it may be bound (excluding, for this purpose, any document or agreement filed as an exhibit to the Registration Statement or an Incorporated Document, other than the Hedged Inventory Facility and the Credit Agreement dated as of August 19, 2011, as amended, among the Partnership, certain subsidiaries of the Partnership from time to time party thereto, Bank of America, N.A., as administrative agent, and the other lenders party thereto, both of which are expressly included for this purpose) or (B) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body directed to either of the Partnership, the PAA GP Entities or the Domestic Subsidiaries or any of their respective properties in a proceeding to which any of them is a party, which would, in the case of either clauses (A) or (B), reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions contemplated by this Agreement, including the Selling Unitholder Redemption.

(ii)               To the knowledge of such counsel, there is no legal or governmental proceeding pending or threatened to which either of the Partnership or any of its properties is subject that is required to be disclosed in the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(iii)              To the knowledge of such counsel, there are no agreements, contracts or other documents to which the Partnership is a party or is bound that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement or to the Incorporated Documents that are not described or filed as required.

In rendering such opinion, such counsel may rely in respect of matters of fact upon (a) information obtained from public officials or public records and (b) to the extent such counsel deems appropriate, certificates of officers and employees of the Partnership and the PAA GP Entities. Further, such counsel may (A) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (B) state that such opinions are limited to federal laws and the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas and (C) state that he expresses no opinion with respect to (x) either federal or state securities laws in the opinion referenced in Section 7(d)(i)(4)(B) above or (y) taxes.

Exhibit C to Underwriting Agreement

EXHIBIT D
OPINION OF SPECIAL INTERNAL CANADIAN COUNSEL
OF THE PARTNERSHIP

(i)                Plains Midstream Canada ULC, a British Columbia unlimited liability company (“Plains Midstream Canada”) has been duly amalgamated and is validly existing as an unlimited liability company under the laws of British Columbia, with all necessary corporate power and authority to own or lease its properties, in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and to conduct its business as currently conducted and as proposed in the Registration Statement, the Pricing Disclosure Package and the Prospectus to be conducted. Plains Midstream Canada is duly registered extraprovincially for the transaction of business under the laws of the provinces of Alberta, Manitoba, Ontario and Saskatchewan.

(ii)               Plains Marketing is the registered holder of 100% of the issued and outstanding preferred shares of Plains Midstream Canada, and Plains Midstream Luxembourg, S.a.r.l. is the registered holder of 100% of the issued and outstanding common shares of Plains Midstream Canada and 100% of the issued and outstanding second preferred shares of Plains Midstream Canada; such share capital has been duly authorized and validly issued in accordance with the Articles of Amalgamation of Plains Midstream Canada, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of British Columbia).

(iii)              No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body of the federal government of Canada or the Province of British Columbia is required for the offering and sale by the Selling Unitholder of the Units.

(iv)              None of the offering or sale by the Selling Unitholder of the Units, the execution, delivery and performance of this Agreement by the Partnership or the consummation of the transactions contemplated hereby, or the consummation of the transactions contemplated thereby constitutes or will constitute a violation of the certificate or Articles of Amalgamation, bylaws or other organizational documents of Plains Midstream Canada, or any statute, law or regulation of Canada or the Province of British Columbia or, to the knowledge of such counsel, any order, judgment, decree or injunction of any court or governmental agency or body of Canada or the Province of British Columbia directed to Plains Midstream Canada or its properties in a proceeding to which Plains Midstream Canada or its property is a party.

(v)               To the knowledge of such counsel, Plains Midstream Canada has such Permits issued by the appropriate federal, provincial or regulatory authorities as are necessary to own or lease its properties and to conduct its business as currently conducted and as proposed in the Registration Statement, the Pricing Disclosure Package and the Prospectus to be conducted, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except for such Permits that, if not obtained would not reasonably be expected to, individually or in the aggregate, materially adversely affect the operations conducted by Plains Midstream Canada.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the PAA GP Entities, the Partnership and the Domestic Subsidiaries, to the extent they deem proper, and upon information obtained from public officials or public records, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to federal laws of Canada and the laws of the Province of British Columbia, excepting therefrom municipal and local ordinances and regulations, and (D) state that such counsel does not express any opinion with respect to taxes.

In rendering such opinion, such counsel shall state that Vinson & Elkins L.L.P. is thereby authorized to rely upon such opinion letter in connection with the transactions contemplated by this Agreement as if such opinion letter were addressed and delivered to them on the date thereof and subject to the foregoing, such opinion letter may be relied upon only by the Underwriters and their counsel in connection with the transactions contemplated by this Agreement and no other use or distribution of such opinion letter may be made without such counsel’s prior written consent.

Exhibit D to Underwriting Agreement

EXHIBIT E
 FORM OF OPINION OF LATHAM & WATKINS LLP

1.       The Underwriting Agreement has been duly authorized by all necessary organizational action by the Selling Unitholder.

2.       The Underwriting Agreement has been duly executed and delivered by or on behalf of the Selling Unitholder.

3.       The execution and delivery of the Underwriting Agreement by the Selling Unitholder, the Selling Unitholder Redemption and the sale of the Common Units by the Selling Unitholder to the Underwriter pursuant to the Underwriting Agreement do not on the date hereof:

(a)       violate the provisions of the certificate of incorporation or bylaws of the Selling Unitholder; or

(b)       result in the breach of or a default under any of the Specified Agreements;1

(c)       violate any federal or New York statute, rule or regulation applicable to the Selling Unitholder or violate the Delaware General Corporation Law (the “DGCL”); or

(d)       require any consents, approvals, or authorizations to be obtained by the Selling Unitholder from, or any registrations, declarations or filings to be made by the Selling Unitholder with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Selling Unitholder or the DGCL on or prior to the date hereof that have not been obtained or made.

4.       Upon indication by book entry that the Common Units listed on Schedule I to the Underwriting Agreement (the “Securities”) have been credited to a securities account maintained by the Underwriter at The Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the Underwriter will acquire a security entitlement with respect to such Securities and, under the Uniform Commercial Code as in effect in the State of New York (the “UCC”), an action based on an adverse claim to the Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Underwriter with respect to such security entitlement.

1 NTD: “Specified Agreements” will cover (i) all of the credit agreements, indentures and debt related instruments to which the Selling Unitholder is a party that are listed as exhibits to, or incorporated by reference into, the Registration Statement pursuant to Item 601(b) of Regulation S-K, and (ii) any material contribution agreement, merger agreement or purchase agreement to which the Selling Unitholder is a party that relates to a pending transaction and that is listed as an exhibit to, or is incorporated by reference into, the Registration Statement pursuant to Item 601(b)(2) or Item 601(b)(10) of Regulation S-K.

Exhibit E to Underwriting Agreement

EXHIBIT F
CHIEF ACCOUNTING OFFICER’S CERTIFICATE

September 18, 2019

The undersigned, in his capacity as the Chief Accounting Officer of PAA GP LLC, a Delaware limited liability company and the general partner (the “General Partner”) of Plains All American Pipeline, L.P., a Delaware limited partnership (the “Partnership”), does hereby certify that he is familiar with the accounting, operations and record systems of the Partnership and that, to his knowledge after reasonable investigation, there has not been any material adverse change in the financial position, results of operations, cash flows or working capital of the Partnership since June 30, 2019. In addition, as of the date of this certificate, the total debt of the Partnership is approximately $10.3 billion.

Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement dated as of the date hereof by and among the Partnership, the General Partner and Barclays Capital Inc.

This certificate is to assist the Underwriter in conducting and documenting its investigation of the affairs of the Partnership in connection with the offering of the Units covered by the Registration Statement, the Pricing Disclosure Package and the Prospectus.

[Signature Page Follows]

Exhibit F to Underwriting Agreement

IN WITNESS WHEREOF, the undersigned has hereunto affixed his signature as of the date first written above.

Chris Herbold
Senior Vice President and
Chief Accounting Officer

Exhibit F to Underwriting Agreement